UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2015

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (540) 984-4141

Not applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD:  On August 10, 2015, Shenandoah Telecommunications Company (the “Company”) issued a press release and Current Report on Form 8-K announcing that the Company entered into an agreement to acquire NTELOS Holdings Corp. (“nTelos”) pursuant to a merger and entered into a series of agreements with Sprint Corporation (“Sprint”).   As previously announced in that press release and Current Report on Form 8-K, on August 11, 2015, the Company held an investor conference call to discuss the merger with nTelos and the transactions with Sprint.  The materials attached hereto as Exhibit 99.1 and incorporated herein by reference were utilized during the conference call.  These materials are also available on the Company’s website.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibit attached hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the Company’s business strategy, the Company’s prospects and the Company’s financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” “potential,” “projects” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger with NTELOS Holdings Corp. and the transactions with Sprint, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, the expected timing of completion of the transactions and other statements that are not historical facts.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the NTELOS Holdings Corp. stockholder approval; the risk that the parties may be unable to obtain governmental and regulatory approvals required for the transactions, or required governmental and regulatory approvals may delay the transactions or result in the imposition of conditions that are not favorable to the Company or that could cause the parties to abandon the transactions; the risk that a condition to closing of the transactions may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the agreements with Sprint; the timing to consummate the transactions; the risk that consents of third parties may not be obtained; the risk that the businesses will not be integrated successfully, including the migration of NTELOS Holdings Corp.’s subscribers; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the effect of the announcement of the transactions on the retention of customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties, including in the credit markets; increasing competition in the communications industry; the complex and uncertain regulatory environment in which the parties operate; and other risks, uncertainties and factors discussed or referred to in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2015, or in the Company’s subsequent filings with the SEC, which filings are available online at www.sec.gov, www.shentel.com or on request to the Company.  All such factors are difficult to predict and are beyond the Company’s control. All forward-looking statements speak only as of the date made, and the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

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NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K.

99.1	Investor Conference Call Slides, dated August 11, 2015

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
                        (Registrant)

August 11, 2015	/s/ Adele M. Skolits
Adele M. Skolits
Vice President - Finance and
Chief Financial Officer
(Duly Authorized Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Investor Conference Call Slides, dated August 11, 2015

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